Summary Prospectus and Prospectus Supplement
American Century® Emerging Markets Bond ETF Summary Prospectuses and Prospectuses dated January 1, 2024 Emerging Markets Debt Fund Summary Prospectus and Prospectus dated March 1, 2024
Supplement dated May 17, 2024

Thomas Youn, Vice President and Portfolio Manager, no longer serves as portfolio manager for the funds effective May 14, 2024.

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